                                                                     EXHIBIT 4.3

                                                                  EXECUTION COPY

================================================================================



                             AMENDED AND RESTATED

                             DECLARATION OF TRUST

                                    between

                 COMMONWEALTH BANKSHARES, INC., as Depositor,


                           WILMINGTON TRUST COMPANY,
                             as Property Trustee,

                           WILMINGTON TRUST COMPANY,
                             as Delaware Trustee,

                                      and

                   THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                           Dated as of _____________

                    COMMONWEALTH BANKSHARES CAPITAL TRUST I



================================================================================

                               TABLE OF CONTENTS


                                                                                                                                Page
                                                                                                                                ----
ARTICLE I - Defined Terms......................................................................................................    1
     SECTION 1.01.       Definitions...........................................................................................    1
                         -----------

ARTICLE II - Continuation of the Trust.........................................................................................   11

     SECTION 2.01.       Name.................................................................................................... 11
                         ----
     SECTION 2.02.       Office of the Delaware Trustee; Principal Place of Business............................................. 11
                         -----------------------------------------------------------
     SECTION 2.03.       Organizational Expenses................................................................................. 11
                         -----------------------
     SECTION 2.04.       Issuance of the Capital Securities...................................................................... 11
                         ----------------------------------
     SECTION 2.05.       Issuance of the Common Securities Subscription and Purchase of Junior Subordinated Debt Securities...... 11
                         --------------------------------------------------------------------------------------------------
     SECTION 2.06.       Declaration of Trust.................................................................................... 12
                         --------------------
     SECTION 2.07.       Authorization to Enter into Certain Transactions........................................................ 12
                         ------------------------------------------------
     SECTION 2.08.       Assets of Trust......................................................................................... 16
                         ---------------
     SECTION 2.09.       Title to Trust Property................................................................................. 16
                         -----------------------

ARTICLE III - Payment Account..................................................................................................   16

     SECTION 3.01.       Payment Account.......................................................................................   16
                         ---------------

ARTICLE IV - Distributions; Redemption; Conversion.............................................................................   17

     SECTION 4.01.       Distributions.........................................................................................   17
                         -------------
     SECTION 4.02.       Redemption............................................................................................   18
                         ----------
     SECTION 4.03.       Subordination of Common Securities....................................................................   20
                         ----------------------------------
     SECTION 4.04.       Payment Procedures....................................................................................   21
                         ------------------
     SECTION 4.05.       Tax Returns and Reports...............................................................................   21
                         -----------------------
     SECTION 4.06.       Payment of Taxes; Duties of the Trust.................................................................   21
                         -------------------------------------
     SECTION 4.07.       Payments Under Indenture..............................................................................   21
                         ------------------------
     SECTION 4.08.       Conversion Rights.....................................................................................   21
                         -----------------

ARTICLE V - Trust Securities Certificates......................................................................................   26

     SECTION 5.01.       Initial Ownership.....................................................................................   26
                         -----------------
     SECTION 5.02.       Trust Securities Certificates.........................................................................   26
                         -----------------------------
     SECTION 5.03.       Execution and Delivery of Trust Securities Certificates...............................................   26
                         -------------------------------------------------------
     SECTION 5.04.       Global Capital Security...............................................................................   27
                         -----------------------
     SECTION 5.05.       Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Capital Securities
                         ----------------------------------------------------------------------------------------------------
                         Certificates..........................................................................................   28
                         ------------
     SECTION 5.06.       Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates....................................   30
                         ------------------------------------------------------------------
     SECTION 5.07.       Persons Deemed Securityholders........................................................................   30
                         ------------------------------
     SECTION 5.08.       Access to List of Securityholders' Names and Addresses................................................   31
                         ------------------------------------------------------
     SECTION 5.09.       Maintenance of Office or Agency; Transfer Agent.......................................................   31
                         -----------------------------------------------
     SECTION 5.10.       Appointment of Paying Agent...........................................................................   31
                         ---------------------------
     SECTION 5.11.       Ownership of Common Securities by Depositor...........................................................   32
                         -------------------------------------------
     SECTION 5.12.       Notices to Clearing Agency............................................................................   32
                         --------------------------


     SECTION 5.13.       Rights of Securityholders.............................................................................   32
                         -------------------------

ARTICLE VI - Acts of Securityholders; Meetings; Voting.........................................................................   34

     SECTION 6.01.       Limitations on Capital Securityholder's Voting Rights.................................................   34
                         -----------------------------------------------------
     SECTION 6.02.       Notice of Meeting.....................................................................................   35
                         -----------------
     SECTION 6.03.       Meetings of Securityholders...........................................................................   35
                         ---------------------------
     SECTION 6.04.       Voting Rights.........................................................................................   36
                         -------------
     SECTION 6.05.       Proxies...............................................................................................   36
                         -------
     SECTION 6.06.       Securityholder Action by Written Consent..............................................................   36
                         ----------------------------------------
     SECTION 6.07.       Record Date for Voting and Other Purposes.............................................................   37
                         -----------------------------------------
     SECTION 6.08.       Acts of Securityholders...............................................................................   37
                         -----------------------
     SECTION 6.09.       Inspection of Records.................................................................................   38
                         ---------------------

ARTICLE VII - Representations and Warranties...................................................................................   38
     SECTION 7.01.       Representations and Warranties of the Property Trustee and the Delaware Trustee.......................   38
                         -------------------------------------------------------------------------------
     SECTION 7.02.       Representations and Warranties of Depositor...........................................................   39
                         -------------------------------------------

ARTICLE VIII -The Trustees.....................................................................................................   39
     SECTION 8.01.       Certain Duties and Responsibilities...................................................................   39
                         -----------------------------------
     SECTION 8.02.       Events of Default Notices; Deferral of Interest Payment Notices.......................................   41
                         ---------------------------------------------------------------
     SECTION 8.03.       Certain Rights of Property Trustee....................................................................   41
                         ----------------------------------
     SECTION 8.04.       Not Responsible for Recitals..........................................................................   43
                         ----------------------------
     SECTION 8.05.       May Hold Securities...................................................................................   43
                         -------------------
     SECTION 8.06.       Compensation, Indemnity Fees..........................................................................   44
                         ----------------------------
     SECTION 8.07.       Corporate Property Trustee Required; Eligibility of Trustees..........................................   45
                         ------------------------------------------------------------
     SECTION 8.08.       Conflicting Interests.................................................................................   45
                         ---------------------
     SECTION 8.09.       Co-Trustees and Separate Trustee......................................................................   47
                         --------------------------------
     SECTION 8.10.       Resignation and Removal; Appointment of Successor.....................................................   48
                         -------------------------------------------------
     SECTION 8.11.       Acceptance of Appointment by Successor................................................................   49
                         --------------------------------------
     SECTION 8.12.       Merger, Conversion Consolidation or Succession to Business............................................   50
                         ----------------------------------------------------------
     SECTION 8.13.       Preferential Collection of Claims Against Depositor or Trust..........................................   50
                         ------------------------------------------------------------
     SECTION 8.14.       Reports by Property Trustee...........................................................................   51
                         ---------------------------
     SECTION 8.15.       Reports to the Property Trustee.......................................................................   52
                         -------------------------------
     SECTION 8.16.       Evidence of Compliance with Conditions Precedent......................................................   52
                         ------------------------------------------------
     SECTION 8.17.       Number of Trustees....................................................................................   52
                         ------------------
     SECTION 8.18.       Delegation of Power...................................................................................   53
                         -------------------

ARTICLE IX - Termination, Liquidation and Merger...............................................................................   53
     SECTION 9.01.       Termination Upon Expiration Date; Termination Upon Special Event......................................   53
                         ----------------------------------------------------------------
     SECTION 9.02.       Early Termination.....................................................................................   53
                         -----------------
     SECTION 9.03.       Termination...........................................................................................   54
                         -----------
     SECTION 9.04.       Liquidation...........................................................................................   54
                         -----------

     SECTION 9.05.       Mergers, Consolidations, Amalgamations or Replacements of the Trust...................................   54
                         -------------------------------------------------------------------

ARTICLE X - Miscellaneous Provisions...........................................................................................   55
     SECTION 10.01.      Limitation of Rights of Securityholders...............................................................   55
                         ---------------------------------------
     SECTION 10.02.      Liability of the Depositor............................................................................   55
                         --------------------------
     SECTION 10.03.      Amendment.............................................................................................   55
                         ---------
     SECTION 10.04.      Separability..........................................................................................   57
                         ------------
     SECTION 10.05.      Governing Law.........................................................................................   57
                         -------------
     SECTION 10.06.      Payments Due on Non-Business Day......................................................................   57
                         --------------------------------
     SECTION 10.07.      Successors............................................................................................   57
                         ----------
     SECTION 10.08.      Headings..............................................................................................   57
                         --------
     SECTION 10.09.      Reports, Notices and Demands..........................................................................   57
                         ----------------------------
     SECTION 10.10.      Agreement Not to Petition.............................................................................   58
                         -------------------------
     SECTION 10.11.      Trust Indenture Act; Conflict with Trust Indenture Act................................................   58
                         ------------------------------------------------------
     SECTION 10.12.      Acceptance of Terms of Declaration of Trust, Guarantee and Indenture..................................   59
                         --------------------------------------------------------------------
     SECTION 10.13.      Execution in Counterparts.............................................................................   59
                         -------------------------

                    COMMONWEALTH BANKSHARES CAPITAL TRUST I

     Certain Sections of this Declaration of Trust relating to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Indenture                                             Declaration of
Act Section                                                 Trust Section
-----------                                                 -------------
(S).310   (a)(1)........................................        8.07
          (a)(2)........................................        8.07
          (a)(3)........................................        8.09
          (a)(4)........................................        2.07(a)(ii)
          (b)...........................................        8.08
(S).311   (a)...........................................        8.13
          (b)...........................................        8.13
(S).312   (a)...........................................        5.08
          (b)...........................................        5.08
          (c)...........................................        5.08
(S).313   (a)...........................................        8.14 (a)
          (a)(4)........................................        8.14 (b)
          (b)(1)........................................        8.14 (a)
          (b)(2)........................................        8.14 (b)
          (c)...........................................       10.09
          (d)...........................................        8.14 (c)
(S).314   (a)...........................................        8.15
          (b)...........................................        Not Applicable
          (c)(1)........................................        8.16
          (c)(2)........................................        8.16
          (c)(3)........................................        Not Applicable
          (d)...........................................        Not Applicable
          (e)...........................................        1.01, 8.16
(S).315   (a)...........................................        8.01(a), 8.03(a)
          (b)...........................................        8.02
          (c)_..........................................        8.01(a)
          (d)...........................................        8.01, 8.03
          (e)...........................................        Not Applicable
(S).316   (a)...........................................        Not Applicable
          (a)(1)(A).....................................        Not Applicable
          (a)(1)(B).....................................        Not Applicable
          (a)(2)........................................        Not Applicable
          (b)...........................................        5.13
          (c)...........................................        6.07
(S).317   (a)(1)........................................        Not Applicable
          (a)(2)........................................        Not Applicable
          (b)...........................................        5.10
(S).318   (a)...........................................       10.11

_______________________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Declaration of Trust.

     AMENDED AND RESTATED DECLARATION OF TRUST, dated as of ______________, 2000, between (i) COMMONWEALTH BANKSHARES, INC., a Virginia corporation (including any successors or assigns, the "Depositor"), (ii) WILMINGTON TRUST COMPANY, a Delaware corporation, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Trust Company"), (iii) WILMINGTON TRUST COMPANY, a Delaware corporation, as Delaware trustee (the "Delaware Trustee"),
(iv) EDWARD J. WOODARD, JR., an individual, and JOHN H. GAYLE, an individual, each of whose address is c/o Commonwealth Bankshares, Inc. (each an "Administrative Trustee" and, collectively, the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees are referred to collectively herein as the "Trustees") and (v) the several Holders, as hereafter defined.

                              W I T N E S S E T H

     WHEREAS the Depositor, the Delaware Trustee and the Administrative Trustees have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by entering into a certain Declaration of Trust, dated as of _____________, 2000 (the "Original Declaration of Trust"), and by the execution and filing by the Delaware Trustee and the Administrative Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on November __, 2000 (the "Certificate of Trust"); and attached as Exhibit A; and
---------

     WHEREAS the Depositor, the Delaware Trustee and the Administrative Trustees desire to amend and restate the Original Declaration of Trust in its entirety as set forth herein to provide for, among other things (i) the issuance and sale of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Capital Securities (the "Capital Securities") by the Trust pursuant to the Underwriting Agreement, as hereafter defined, (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debt Securities, as hereafter defined, and (iv) the appointment of Wilmington Trust Company, a Delaware corporation (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Trust Company");

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, as hereafter defined, hereby amends and restates the Original Declaration of Trust in its entirety and agrees as follows:

                                   ARTICLE I

                                 Defined Terms
                                 -------------

     SECTION 1.01.  Definitions.  For all purposes of this Declaration of Trust,
                    -----------
except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration of Trust; and

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Declaration of Trust as a whole and not to any particular Article., Section or other subdivision; and

     "Act" has the meaning specified in Section 6.08.

     "Additional Distribution" has the meaning specified in Section 4.01(c).

     "Administrative Action" has the meaning specified in the definition of "Tax Event" in this Section 1.01.

     "Administrative Trustee" means each of Edward J. Woodard, Jr. and John H. Gayle, solely in such Person's capacity as Administrative Trustee of the Trust continued hereunder and not in such Person's individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Capital Security or beneficial interest therein, the rules and procedures of the depositary for such Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Bankruptcy Event" means, with respect to any Person:

          (a) the entry of a decree or order by a court having jurisdiction in the premises adjudging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on, the date of such certification and delivered to the Trustees.

     "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of Norfolk, Virginia are authorized or required by law or executive order to remain closed or (c) a day on which the Property Trustee's Corporate Trust Office or the Corporate Trust Office of the Debenture Trustee is closed for business.

     "Capital Securities" means each of the $8.00 Convertible Preferred Securities to be issued on the date hereof, each representing an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25.00 per Capital Security and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Capital Securities Certificate" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit B.

     "Capital Securityholder" means a Person in whose name a Capital Security or Capital Securities is registered in the Securities Register; and any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

     "Capital Treatment Event" has the meaning specified in Section 1.01 of the Indenture.

     "Cede" has the meaning specified in Section 5.04(a).

     "Certificate of Trust" has the meaning specified in the preamble to this Declaration of Trust.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934. The Depository Trust Company shall be the initial Clearing Agency.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" has the meaning specified in the Underwriting Agreement.

     "Closing Price" shall have the meaning specified in Section 4.08(h)(iv).

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities" means the Common Securities, each representing an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25.00 and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

     "Common Stock" means the common stock, par value $2.50 per share, of the Depositor.

     "Conversion Agent" has the meaning specified in Section 4.08(c).

     "Conversion Date" has the meaning specified in Section 4.08(b).

     "Conversion Price" has the meaning specified in Section 4.08(a).

     "Conversion Request" has the meaning specified in Section 4.08(b).

     "Conversion Termination Date" has the meaning specified in Section 4.08(h)(ii).

     "Corporate Trust Office" means the principal office of the Property Trustee located in Wilmington, Delaware which, at the time of the execution of this Declaration of Trust, is located at 1100 N. Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890.

     "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

     "Debenture Trustee" means Wilmington Trust Company, a Delaware corporation and any successor.

     "Declaration of Trust" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Declaration of Trust, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Declaration of Trust and any modification, amendment or supplement of either, respectively.

     "Definitive Capital Securities Certificate" means Capital Securities Certificates issued in certificated, fully registered form.

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (S)(S) 3801, et seq., as it may be amended from time to time.
                              -------

     "Delaware Trustee" means the corporation identified as the "Delaware Trustee" in the preamble to this Declaration of Trust solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Depositor" has the meaning specified in the preamble to this Declaration of Trust.

     "Distribution Date" has the meaning specified in Section 4.01(a).

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

     "Early Termination Event" has the meaning specified in Section 9.02.

     "Escrow Agent" means Wilmington Trust Company.

     "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body);

          (a)  the occurrence of a Debenture Event of Default; or

          (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

          (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

          (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Declaration of Trust (other than a covenant or warranty, a default in the performance or breach of which is addressed in clause (b) or (c) above), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within 60 days thereof.

     "Expiration Date" has the meaning specified in Section 9.01.

     "Federal Reserve" means the Board of Governors of the Federal Reserve
System.

     "Global Capital Securities" means a beneficial interest in the Capital Securities, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.11.

     "Global Capital Securities Certificate" means a certificate evidencing ownership of Global Capital Securities, substantially in the form attached as Exhibit B.
---------

     "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and Wilmington Trust Company, as trustee, contemporaneously with the execution and delivery of this Declaration of Trust, for the benefit of the Holders of the Trust Securities, as amended from time to time.

     "Holder" or "Securityholder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner of such Trust Securities within the meaning of the Delaware Business Trust Act; provided, however, that in
                                            --------  -------
determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration of Trust, then for the purpose of any such determination, so long as Definitive Capital Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

     "Indenture" means the Junior Subordinated Indenture, dated as of ___________, 2000, between the Depositor and the Debenture Trustee, as trustee, (as amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debt Securities.

     "Investment Company Event" has the meaning specified in Section 1.01 of the Indenture.

     "Junior Subordinated Debt Securities" means [$8,050,000 in aggregate principal amount of the Depositor's Junior Subordinated Debt Securities due January 15, 2031, issued pursuant to the Indenture.

     "Junior Subordinated Debt Securities Redemption Date" means, with respect to any Junior Subordinated Debt Securities to be redeemed under the Indenture, the date fixed for redemption under the Indenture or pursuant to an Officers' Certificate in accordance with the terms of the Indenture.

     "Letter of Representations" means the agreement between the Trust, the Property Trustee and The Depository Trust Company ("DTC"), as the initial Clearing Agency, dated as of the Closing Date.

     "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debt Securities to be contemporaneously redeemed in accordance with the Indenture allocated to the Trust Securities based upon their relative Liquidation Amounts and the proceeds of which will be used to pay the Redemption Price of such Trust securities, and (b) with respect to a distribution of Junior Subordinated Debt Securities to Holders in connection with a dissolution or liquidation of the Trust, Junior Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debt Securities are distributed.

     "Liquidation Amount" means the stated amount of $25.00 per Trust Security.

     "Liquidation Date" means the date on which Junior Subordinated Debt Securities are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.04(a).

     "Liquidation Distribution" has the meaning specified in Section 9.04(d).

     "1940 Act" means the Investment Company Act of 1940.

     "Notice of Conversion Termination" has the meaning specified in Section 4.08(h)(iii).

     "NYSE" means the New York Stock Exchange.

     "Officers' Certificate" means a certificate signed by the Chairman and Chief Executive Officer, President or a Vice President, and by the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section
8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, but not an employee of any thereof, and which opinion shall be reasonably acceptable to the Property Trustee.

     "Original Declaration of Trust" has the meaning specified in the preamble to this Declaration of Trust.

     "Other Capital Securities" means Capital Securities that are not Global Capital Securities.

     "Outstanding," with respect to Capital Securities, means, as of the date of determination, all Capital Securities theretofore executed and delivered under this Declaration of Trust, except;
                           ------

          (a) Capital Securities theretofore canceled by the Property Trustee, delivered to the Property Trustee for cancellation, or exchanged by the Conversion Agent in accordance with Section 4.08;

          (b) Capital Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the benefit of the Holders of such Capital Securities; provided
                                                                        --------
that, if such Capital Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration of Trust; and

          (c) Capital Securities that have been paid or in exchange for or in lieu of which other Capital Securities have been executed and delivered pursuant to Sections 5.02, 5.04, 5.05, 5.11 and 5.13; provided, however, that in
                                             --------  -------
determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that a Responsible Officer of such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Capital Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Capital Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative

Trustees the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

     "Owner" means each Person who is the beneficial owner of a Global Capital Security as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly), in accordance with the rules of such Clearing Agency.

     "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Trust Company.

     "Payment Account" means a segregated corporate trust account, without interest, maintained by the Property Trustee with the Trust Company in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Junior Subordinated Debt Securities will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections 4.01 and 4.02.

     "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "Press Release" has the meaning specified in Section 4.08(h)(ii).

     "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Declaration of Trust solely in its capacity as Property Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

     "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust, provided, however, that each Junior Subordinated Debt Securities Redemption Date
--------  -------
and the Stated Maturity of the Junior Subordinated Debt Securities shall be a Redemption Date for a Like Amount of Trust Securities.

     "Redemption Price," when used with respect to any Trust Security to be redeemed or prepaid, means an amount in cash equal to one hundred percent (100%) of the Liquidation Amount to be redeemed, together with accumulated Distributions to but excluding the date fixed for such redemption.

     "Relevant Trustee" has the meaning specified in Section 8.10.

     "Responsible Officer" means, when used with respect to the Property Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration for this Declaration of Trust, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Securities Act" means the Securities Act of 1933.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.05.

     "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that in determining whether the Holders
                    --------  -------
of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration of Trust, then for the purpose of any such determination, so long as Definitive Capital Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

     "Stated Maturity" has the meaning specified in Section 1.01 of the Indenture.

     "Tax Event" has the meaning specified in Section 1.01 of the Indenture.

     "Transfer Agent" means the Trust Company as set forth in the preamble to this Declaration of Trust.

     "Trust" means Commonwealth Bankshares Capital Trust I.

     "Trust Company" has the meaning specified in the preamble to this Declaration of Trust.

     "Trust Indenture Act" has the meaning specified in Section 1.01 of the Indenture.

     "Trust Property" means (a) the Junior Subordinated Debt Securities, (b) the rights of the Property Trustee under the Guarantee, (c) any cash or deposit in, or owing to, the Payment Account and (d) all proceeds and rights in respect of the foregoing.

     "Trust Securities Certificate" means any one of the Common Securities Certificates or the Capital Securities Certificates.

     "Trust Security" means any one of the Common Securities or the Capital Securities.

     "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

     "Underwriter" shall mean McKinnon & Company, Inc., a Virginia corporation.

     "Underwriting Agreement" means the Underwriting Agreement, dated as of _____________, 2000, between the Trust, the Depositor and the Underwriter.

                                  ARTICLE II

                           Continuation of the Trust
                           -------------------------

     SECTION 2.01.  Name.  The Trust continued hereby shall be known as
                    ----
"Commonwealth Bankshares Capital Trust I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION 2.02.  Office of the Delaware Trustee; Principal Place of Business.
                    -----------------------------------------------------------
The address of the Delaware Trustee in the State of Delaware is Wilmington Trust Company, 1100 N. Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is in care of Commonwealth Bankshares, Inc., 403 Boush Street, Norfolk, Virginia 23510.

     SECTION 2.03.  Organizational Expenses. The Depositor, as borrower on the
                    -----------------------
Junior Subordinated Debt Securities, shall pay all expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

     SECTION 2.04.  Issuance of the Capital Securities. The Capital Securities
                    ----------------------------------
to be issued will be limited to [$8,050,000.00] aggregate Liquidation Amount outstanding at any one time.

     On ___________, 2000, the Depositor, on behalf of the Trust, and pursuant to the Original Declaration of Trust, and the Underwriter executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute or cause to be executed in accordance with Section 5.02 and delivered to the Escrow Agent, a Definitive Capital Securities Certificate, registered in the names of the purchasers thereof, in an aggregate amount of Capital Securities having an aggregate Liquidation Amount of [$8,050,000] against receipt of the aggregate purchase price of such Capital Securities equal to 100% of the Liquidation Amount multiplied by the number of Capital Securities being purchased, which amount the Administrative Trustee shall promptly deliver to the Property Trustee.

     SECTION 2.05.  Issuance of the Common Securities Subscription and Purchase
                    -----------------------------------------------------------
of Junior Subordinated Debt Securities.  Contemporaneously with the execution
--------------------------------------
and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute or cause to be executed in accordance with Section 5.02(a) and delivered to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of ______ Common Securities having an aggregate Liquidation Amount of $________ against payment by the Depositor of $________ to the Trust. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the

Depositor Junior Subordinated Debt Securities, registered in the name of the Property Trustee and held for the benefit of the Holders of the Capital Securities having an aggregate principal amount equal to $8,050,000, and, in satisfaction of the purchase price for such Junior Subordinated Debt Securities, the Trust shall deliver to the Depositor the sum of $8,050,000.

     SECTION 2.06.  Declaration of Trust.  The exclusive purposes and functions
                    --------------------
of the Trust are to (a) issue and sell Trust Securities, (b) use the proceeds from the sale of Trust Securities to acquire the Junior Subordinated Debt Securities, (c) receive payments to be made with respect to the Junior Subordinated Debt Securities, and (d) engage in only those other activities necessary or incidental thereto such as registering the transfer of the Capital Securities. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Delaware Business Trust Act.

     SECTION 2.07.  Authorization to Enter into Certain Transactions.
                    ------------------------------------------------

          (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration of Trust. Subject to the limitations set forth in paragraph (b) of this Section and in accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration of Trust, and to perform all acts in furtherance thereof, including without limitation, the following:

               (i) As among the Trustees, each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

               (A)  the issuance and sale of the Trust Securities;

               (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Underwriting Agreement, the Letter of Representations and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

               (C) assisting in the registration of the Capital Securities under the Securities Act, and under state securities or blue sky laws, and the qualification of this Declaration of Trust as a trust indenture under the Trust Indenture Act;

               (D) assisting in the listing, if any, of the Capital Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Capital Securities under the Securities Exchange Act of 1934 (the "Exchange Act"), and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

               (E) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Junior Subordinated Debt Securities to the Securityholders in accordance with this Declaration of Trust;

               (F) the appointment of a Paying Agent, Transfer Agent and Securities Registrar in accordance with this Declaration of Trust;

               (G) registering transfer of the Trust Securities in accordance with this Declaration of Trust;

               (H) to the extent provided in this Declaration of Trust, the winding up of the affairs and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

               (I) unless otherwise determined by the Depositor, the Property Trustee or the Administrative Trustees or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Declaration of Trust; and

               (J) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholders).

               (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

               (A)  the establishment of the Payment Account;

               (B)  the receipt of the Junior Subordinated Debt Securities;

               (C) the collection of interest, principal and any other payments made in respect of the Junior Subordinated Debt Securities in the Payment Account;

               (D) the distribution of amounts owed to the Securityholders in respect of the Trust Securities;

               (E) the exercise of all of the rights, powers and privileges of a holder of the Junior Subordinated Debt Securities;

               (F) the sending of notices of default and other information regarding the Trust Securities and the Junior Subordinated Debt Securities to the Securityholders in accordance with this Declaration of Trust;

               (G) the distribution of the Trust Property in accordance with the terms of this Declaration of Trust;

               (H) to the extent provided in this Declaration of Trust, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

               (I) after an Event of Default (other than an Event of Default pursuant to paragraph (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

               (J) except as otherwise provided in this Section 2.07(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or authority of the Administrative Trustees set forth in
          Section 2.07(a)(i) .

          (b) So long as this Declaration of Trust remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transactions except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Declaration of Trust, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) intentionally take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" or as other than an association taxable as a corporation for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) invest any proceeds received by the Trust from holding the Junior Subordinated Debt Securities, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration of Trust and of the Trust Securities, (vii) acquire any assets other than the Trust Property, (viii) possess any power or otherwise act in such a way as to vary the Trust Property, (ix) possess any power or otherwise act in such a way as to vary the terms of the Trust Securities in any way whatsoever (except to the extent expressly authorized in this Declaration of Trust or by the terms of the Trust Securities), (x) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities, or (xi) other than as provided in this Declaration of Trust or by the terms of the Trust Securities, so long as any Junior Subordinated Debt Securities are held by the Property Trustee, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Junior Subordinated Debt Securities, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all Junior Subordinated Debt Securities shall be due and payable, or (D) consent to any amendment, modification, or termination of the Indenture or the Junior Subordinated Debt Securities where such consent shall be required unless the Trust shall have received an Opinion of Counsel of an independent law firm to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the 1940 Act, that the Trust will not be classified as a grantor trust or will be classified as an association taxable as a corporation for United States federal income tax purposes or that the Junior Subordinated Debt Securities will not be classified as indebtedness for such purposes. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

          (c) In connection with the issuance and sale of the Trust Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Declaration of Trust are hereby ratified and confirmed in all respects):

               (i) the preparation by the Trust of a prospectus relating to the Trust Securities and the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Trust Securities, including any amendments thereto;

               (ii) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the Trust Securities and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such states;

               (iii) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Trust Securities under Section 12 (b) or 12
(g) of the Exchange Act, including any amendments thereto;

               (iv) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Trust Securities and such other agreements as may be necessary or desirable in connection with the consummation of the transactions contemplated thereby, all in its capacity as Depositor and on behalf of the Trust; and

               (v) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

          (d) Notwithstanding anything herein to the contrary, each Administrative Trustee is authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not (i) be deemed to be an "investment company" required to be registered under the 1940 Act, or (ii) fail to be classified as a grantor trust or as other than an association taxable as a corporation for United States federal income tax purposes and so that the Junior Subordinated Debt Securities will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and each of the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration of Trust, that each of the Depositor and each Administrative Trustee determines in its discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Trust Securities.

     SECTION 2.08.  Assets of Trust.  The assets of the Trust shall consist
                    ---------------
solely of the Trust Property.

     SECTION 2.09.  Title to Trust Property.  Legal title to all Trust Property
                    -----------------------
shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration of Trust.

                                  ARTICLE III

                                Payment Account
                                ---------------

     SECTION 3.01.  Payment Account.
                    ---------------

          (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration of Trust. All moneys and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein or by applicable law.

          (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                  ARTICLE IV

                     Distributions; Redemption; Conversion
                     -------------------------------------

     SECTION 4.01.  Distributions.
                    -------------

          (a) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from ___________, 2000, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Junior Subordinated Debt Securities pursuant to the Indenture, shall be payable quarterly in arrears on the 15th day of January, April, July and October of each year, commencing on January 15, 2001. If any date on which a Distribution is otherwise payable is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.01(a), a "Distribution Date"). Accrued Distributions that are not paid on the applicable Distribution Date will bear interest on the amount thereof (to the extent permitted by law) at a fixed annual rate equal to 8.0%, compounded quarterly from the relevant Distribution Date in accordance with Section 2.02 of the Indenture.

          (b) The Trust Securities represent undivided beneficial ownership interests in the Trust Property, and, assuming payments of interest on the Junior Subordinated Debt Securities are made when due (and before giving effect to Additional Distributions, defined below, if applicable), Distributions on each of the Trust Securities shall be payable at a fixed annual rate equal to $2.00 (which is 8.0% of the Liquidation Amount of each of the Trust Securities) in accordance with Section 2.02 of the Indenture. The amount of Distributions payable for any period shall be computed on the basis of the actual number of days elapsed in a year of twelve 30-day months; except that the amount of interest payable for any partial period shall be computed on the basis of the actual number of days elapsed in a 360-day year. The amount of Distributions payable for any period shall include the Additional Distributions, if any.

          (c) So long as no Debenture Event of Default has occurred and is continuing, the Depositor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debt Securities at any time and from time to time for a period not exceeding 20 consecutive quarterly periods (an "Extension Period"), provided that no Extension Period may extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. As a consequence of any such deferral, quarterly Distributions on the Trust Securities by the Trust will also be deferred during any Extension Period (and the amount of Distributions to which Holders are entitled will accumulate additional Distributions thereon at a fixed annual rate equal to 8.0% thereof, compounded quarterly from the relevant payment date for such Distributions during any such Extension Period, to the extent permitted by applicable law, but not exceeding the interest rate then accruing on the Junior Subordinated Debt Securities (each such increase in Distribution, as described in this Section 4.01(c), an "Additional Distribution"). No interest or other amounts shall be due and payable during an Extension Period except at the end thereof.

          (d) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on-hand and available in the Payment Account for the payment of such Distributions.

          (e) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders of record as they appear on the securities Register for the Trust Securities at the close of business on the Business Day next preceding each 1st day of January, April, July and October.

     SECTION 4.02.  Redemption.
                    ----------

          (a) On each Junior Subordinated Debt Securities Redemption Date and on the Stated Maturity of the Junior Subordinated Debt Securities, the Trust will be required to redeem a Like Amount of Trust Securities at the applicable Redemption Price.

          (b) Other than on the Stated Maturity, notice of redemption shall be given by the Property Trustee by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall identify the Trust Securities to be redeemed (including CUSIP numbers) and shall state:

               (i)   the Redemption Date;

               (ii) the applicable Redemption Price, or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to the Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and, if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date, or as soon as practicable thereafter, that notice of such actual Redemption Price is received pursuant to the Indenture);

               (iii) the CUSIP number or CUSIP numbers of the Capital Securities affected;

               (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

               (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after such date.

     In issuing the Trust Securities, the Trust may use "CUSIP," and/or "private placement" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" or "private placement" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Securityholders; provided that any such notice may
                                               --------
state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material. The Depositor shall promptly notify the Property Trustee of any change in such numbers.

          (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the applicable Redemption Price with the proceeds from the contemporaneous redemption of Junior Subordinated Debt Securities. Redemptions of the Trust Securities shall be made and the applicable Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

          (d) If the Property Trustee gives a notice of redemption in respect of any Trust Securities, then, by 12:00 noon, Norfolk, Virginia time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will, so long as the Capital Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Capital Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof. With respect to Capital Securities held in certificated form, the Property Trustee, subject to Section 4.02(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Capital Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to exercise their conversion rights pursuant to Section 4.08 or to receive the applicable Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the applicable Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

          (e) Payment of the applicable Redemption Price on, and any distributions of Junior Subordinated Debt Securities to Holders of, the Trust Securities shall be made to the Holders thereof as they appear on the Securities Register on the relevant record date, and, with respect to Trust Securities held in certificated form, upon surrender of such certificated Trust Securities to the Paying Agent.

          (f) Subject to Section 4.03(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities. The particular Trust Securities to be redeemed shall be selected on a pro rata basis (based upon Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Trust Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate. The Property Trustee shall promptly notify the Securities Registrar in writing of the Trust Securities selected for redemption and, in the case of any Trust Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Trust Securities shall relate, in the case of any Trust Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Trust Securities that has been or is to be redeemed.

     SECTION 4.03.  Subordination of Common Securities.
                    ----------------------------------

          (a) Payment of Distributions (including Additional Distributions, if applicable) on, and the Redemption Price of the Trust Securities, as applicable, shall be made subject to Section 4.02(f), pro rata to the Holders of the Trust Securities based on the Liquidation Amount of the Trust Securities; provided,
                                                                    --------
however, that if on any Distribution Date or Redemption Date any Debenture Event
-------
of Default (or other event that, with notice or the passage of time or both, would become such an Event of Default) or an Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Distributions, if applicable) on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Distributions, if applicable) on all outstanding Capital Securities for all Distribution Dates occurring on or prior thereto, or, in the case of payment of the applicable Redemption Price the full amount of such Redemption Price on all outstanding Capital Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Distributions, if applicable) on, or the Redemption Price of, Capital Securities then due and payable.

          (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Declaration of Trust until all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Declaration of Trust with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

     SECTION 4.04.  Payment Procedures.  In the event Definitive Capital
                    ------------------
Securities Certificates are issued, payments of Distributions (including Additional Distributions, if applicable) in respect of the Capital Securities shall be made by check mailed to the address of the Person entitled thereto at such address as shall appear on the Securities Register. If the Capital Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder.

     SECTION 4.05.  Tax Returns and Reports.  The Administrative Trustees shall
                    -----------------------
prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service forms required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder all Internal Revenue Service forms required to be provided by the Trust. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Administrative Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders.

     SECTION 4.06.  Payment of Taxes; Duties of the Trust.  Pursuant to Section
                    -------------------------------------
10.06 of the Indenture, the Depositor, as borrower on the Junior Subordinated Debt Securities, has agreed to, and it shall, promptly pay any taxes, duties or governmental charges of whatever nature (other than United States withholding taxes) imposed on the Trust by the United States or any other taxing authority.

     SECTION 4.07.  Payments Under Indenture.  Any amount payable hereunder to
                    ------------------------
any Holder (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (and Owner) has directly received pursuant to Section 5.08 of the Indenture or Section 5.13 of this Declaration of Trust.

     SECTION 4.08.  Conversion Rights.  Holders of Trust Securities shall have
                    -----------------
the right at any time prior to 5:00 p.m. (Norfolk, Virginia time) on the earlier of (i) the Business Day immediately preceding the date of repayment of such Trust Securities, whether at maturity or upon redemption, and (ii) the Conversion Termination Date, if any, to cause the Conversion Agent to exchange Trust Securities, on behalf of the converting Holders, for Junior Subordinated Debt Securities, which Junior Subordinated Debt Securities will be converted into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

          (a) The Trust Securities will be exchangeable for Junior Subordinated Debt Securities which will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion

Agent to exchange such Trust Securities for a portion of the Junior Subordinated Debt Securities theretofore held by the Trust on the basis of one Trust Security per $25 principal amount of Junior Subordinated Debt Securities, and immediately convert such amount of Junior Subordinated Debt Securities into fully paid and nonassessable shares of Common Stock at an initial per share conversion price of $8.00, subject to certain adjustments set forth in the terms of the Junior Subordinated Debt Securities (as so adjusted, the "Conversion Price").

          (b) To exchange the Trust Securities for Junior Subordinated Debt Securities and to convert the Junior Subordinated Debt Securities into Common Stock, the Holder shall submit to the Conversion Agent at the office designated therefor an irrevocable request to convert Trust Securities on behalf of such Holder (the "Conversion Request"), together, if the Trust Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Trust Securities to be exchanged and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and
(ii) direct the Conversion Agent (A) to exchange such Trust Securities for a portion of the Junior Subordinated Debt Securities held by the Trust (at the rate of exchange specified in the preceding paragraph) and (B) to immediately convert such Junior Subordinated Debt Securities, on behalf of such Holder, into Common Stock at the Conversion Price. The Conversion Agent shall notify the Trust of the Holder's election to exchange Trust Securities for a portion of the Junior Subordinated Debt Securities held by the Trust, and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Junior Subordinated Debt Securities for exchange in accordance with this Section 4.08. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to convert such Junior Subordinated Debt Securities into shares of Common Stock.

     Holders of Trust Securities at 5:00 p.m. (Norfolk, Virginia time) on a record date for a Distribution Date will be entitled to receive the Distribution payable on such Trust Securities on the corresponding Distribution Date notwithstanding the conversion of such Trust Securities following such record date but on or prior to such Distribution Date. Except as provided in the immediately preceding sentence, neither the Trust nor the Depositor will make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid Distributions, whether or not in arrears, on converted Trust Securities; provided, however, that if notice of redemption of Trust Securities is mailed or otherwise given to Holders of Trust Securities or the Trust issues a Press Release announcing a Conversion Termination Date, then, if any Holder of Trust Securities converts any Trust Securities into Common Stock on any date on or after the date on which such notice of redemption is mailed or otherwise given or the date of such Press Release, as the case may be, and if such Conversion Date falls on any day from and including the first day of an Extension Period and on or prior to the Distribution Date upon which such Extension Period ends, such converting holder shall be entitled to receive either (i) if the Conversion Date falls after a record date and on or prior to the next succeeding Distribution Date, all accrued and unpaid Distributions on such Trust Securities (including interest thereon, if any, to the extent permitted by applicable law) to such Distribution Date or (ii) if the Conversion Date does not fall on a date described in clause (i) above, all accrued and unpaid Distributions on such Trust Securities (including interest thereon, if any, to the extent permitted by applicable law) to the most recent Distribution Date prior to the Conversion Date, which Distributions shall, in either such case, be paid to such converting holder unless the Conversion Date of such Trust Securities is on or prior to the Distribution Date upon which such Extension Period ends and after the record date for such Distribution Date, in which case such Distributions shall be paid to the Person who was the Holder of such Trust Securities (or one or more predecessor Trust Securities) at 5:00 p.m. (Norfolk, Virginia time) on such record date.

     The Depositor shall make no payment or allowance for distributions on the shares of Common Stock issued upon such conversion, except to the extent that such shares of Common Stock are held of record on the record date for any such distributions. Trust Securities shall be deemed to have been converted immediately prior to 5:00 p.m. (Norfolk, Virginia time) on the day on which a Conversion Request relating to such Trust Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive Common Stock issuable upon conversion of the Junior Subordinated Debt Securities shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Depositor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share, to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Conversion Request, and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

          (c) Each Holder of a Trust Security, by his acceptance thereof, appoints Wilmington Trust Company as conversion agent (the "Conversion Agent") for the purpose of effecting the exchange of Trust Securities and conversion of Junior Subordinated Debt Securities in accordance with this Section 4.08. In effecting the exchange and conversion transactions described in this Section 4.08, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Junior Subordinated Debt Securities held by the Trust in connection with the conversion of such Trust Securities in accordance with this Section 4.08 and (ii) to convert all or a portion of the Junior Subordinated Debt Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section 4.08 and to deliver to the Trust a new Junior Subordinated Debt Security for any resulting unconverted principal amount.

          (d) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash (based on the Closing Price of Common Stock on the Conversion Date) by the Depositor to the Trust, which in turn will make such payment to the Holder or Holders of Trust Securities so exchanged.

          (e) The Depositor shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Junior Subordinated Debt Securities, free from any preemptive or other similar rights, such number of such shares of Common Stock as shall from time to time be issuable upon the conversion of all of the Junior Subordinated Debt Securities then outstanding. Notwithstanding the foregoing, the Depositor shall be entitled to deliver, upon conversion of Junior Subordinated Debt Securities, shares of Common Stock reacquired and held in the treasury of the Depositor (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Junior Subordinated Debt Securities shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Junior Subordinated Debt Securities to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Depositor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock issuable upon conversion of Junior Subordinated Debt Securities (and all requirements to list such Common Stock on any national securities exchange or quotation system that are at the time applicable), to enable the Depositor lawfully to issue Common Stock to the Trust upon conversion of the Junior Subordinated Debt Securities and to enable the Trust lawfully to deliver Common Stock to each Holder upon such conversion.

          (f) The Depositor shall pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of Junior Subordinated Debt Securities and the delivery of shares of Common Stock by the Trust to the Holder upon conversion. The Depositor shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the Trust Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

          (g) Nothing in the preceding Section 4.08(f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration of Trust or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholding.

          (h) (i) On and after January 15, 2000, the Depositor shall have the right, at its option, to cause the conversion rights of holders of the Junior Subordinated Debt Securities to convert the Junior Subordinated Debt Securities into Common Stock to terminate, in which case the rights of Holders of the Trust Securities to convert the Trust Securities into Common Stock pursuant to this
Section 4.08 will likewise terminate, if (x) the Trust is current in the payment of Distributions on the Trust Securities (except to the extent that the payment of Distributions may have been deferred as the result of an Extension Period) and (y) for at least 20 trading days within any period of 30 consecutive trading days ending on or after January 15, 2004, including the last trading day of such period, the Closing Price of the Common Stock on each of such 20 trading days shall have exceeded 115% of the Conversion Price in effect on such trading day.

               (ii) To exercise its option to cause the conversion rights of Holders of the Trust Securities to terminate, the Depositor must cause the Trust to issue a press release for publication on the Dow Jones News Service or on a comparable news service (the "Press Release") prior to the opening of business on the second trading day after any period in which the conditions in Section 4.08(h)(i) have been satisfied (which date shall not be prior to January 15, 2004), which Press Release shall state that the Depositor has elected to exercise its right to terminate the conversion rights of holders of Junior Subordinated Debt Securities and Holders of Trust Securities, specify the Conversion Termination Date and provide the current Conversion Price of the Trust Securities and the Closing Price of the Capital Securities and the Common Stock, in each case as of the close of business on the trading day next preceding the date of the Press Release. If the Depositor exercises the option described in this Section 4.08(h), the "Conversion Termination Date" shall be the Business Day selected by the Depositor which shall not be less than 30 nor more than 60 calendar days after the date on which the Trust issues the Press Release. If the Depositor does not exercise the option described in this Section 4.08(h), and the Trust Securities are otherwise called for redemption, the Trust Securities will be convertible until 5:00 p.m. (Richmond, Virginia time) on the Business Day immediately preceding the date of such redemption.

          (iii) In addition to the Press Release, notice of the termination of conversion rights of Holders of the Trust Securities (a "Notice of Conversion Termination") must be given by the Trust by first-class mail to each Holder of Trust Securities not more than four Business Days after the Trust issues the Press Release. Each such mailed Notice of Conversion Termination shall state:
(1) the Conversion Termination Date; (2) the Conversion Price of the Trust Securities and the Closing Price of the Capital Securities and the Common Stock, in each case as of the close of business on the trading day next preceding the date of the Notice of Conversion Termination; (3) that Trust Securities will be convertible until 5:00 p.m. (Richmond, Virginia time) on the Conversion Termination Date and the place or places at which a Conversion Request may be given and Trust Securities (if not in book-entry form) may be surrendered for conversion into shares of Common Stock; and (4) such other information or instructions as the Trust deems necessary or advisable to enable a Holder to exercise its conversion rights hereunder. For purposes of the calculation of the Conversion Termination Date and the dates on which notices are given pursuant to this Section 4.08(h)(iii), a Notice of Conversion Termination shall be deemed to have been given on the day that such notice is first mailed by first-class mail, postage prepaid, to each Holder of Trust Securities at the address of such Holder appearing in the books and records of the Trust (whether or not any such Holder receives the Notice of Conversion Termination). No defect in the Notice of Conversion Termination or in the mailing thereof with respect to any Trust Security shall affect the validity of such notice with respect to any other Trust Security. As of 5:00 p.m. (Richmond, Virginia time) on the Conversion Termination Date, the Trust Securities shall be deemed to be non-convertible securities.

          (iv) The term "Closing Price" of any security on any day means the last reported sale price of such security on such day, regular way, or, if no sale takes place on such day, the average of the reported closing bid and asked prices of such security on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors of the Depositor for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Depositor.

                                   ARTICLE V

                         Trust Securities Certificates
                         -----------------------------

     SECTION 5.01.  Initial Ownership.  Upon the formation of the Trust and
                    -----------------
until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

     SECTION 5.02.  Trust Securities Certificates.
                    -----------------------------

          (a) The Capital Securities Certificates shall be issued only in minimum denominations of $25.00 Liquidation Amount and multiples of $25.00 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $25.00 Liquidation Amount. The Trust Securities Certificates shall be executed on behalf of the Trust by the manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration of Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 5.04, 5.05 and 5.06.

          (b) Upon their original issuance, Capital Securities Certificates representing Other Capital Securities shall be issued in definitive form and may not be represented by the Global Security.

          (c) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

     SECTION 5.03.  Execution and Delivery of Trust Securities Certificates.  At
                    -------------------------------------------------------
or prior to the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust and delivered to the Property Trustee and upon such delivery the Property Trustee shall countersign such Trust Securities Certificates and make available for delivery such

Trust Securities Certificates upon the written order of the Depositor, signed by its chairman of the board, president, any executive vice president or any vice president, treasurer or assistant treasurer or controller without further corporate action by the Depositor, in authorized denominations.

     SECTION 5.04.  Global Capital Security.
                    -----------------------

          (a) Any Global Capital Security issued under this Declaration of Trust shall be registered in the name of Cede & Co. ("Cede") as nominee of the Clearing Agency and delivered to its custodian therefor, and such Global Capital Security shall constitute a single Capital Security for all purposes of this Declaration of Trust.

          (b) Notwithstanding any other provision in this Declaration of Trust, the Global Capital Security may not be exchanged in whole or in part for Capital Securities registered, and no transfer of the Global Capital Security in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Capital Security, Cede, or other nominee thereof unless
(i) such Clearing Agency advises the Property Trustee in writing that such Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency with respect to such Global Capital Security, and the Depositor is unable to locate a qualified successor, (ii) the Trust at its sole option advises DTC in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) there shall have occurred and be continuing a Debenture Event of Default. In addition, beneficial interests in a Global Capital Security may be exchanged by or on behalf of DTC for certificated Capital Securities upon request by DTC, but only upon at least 20 days prior written notice given to the Property Trustee in accordance with the Applicable Procedures.

          (c)  If a Global Capital Security is to be exchanged for Other Capital
Securities or canceled in whole,   it shall be surrendered by or on behalf of
the Clearing Agency or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article V. If a Global Capital Security is to be exchanged for Other Capital Securities or canceled in part, or if an Other Capital Security is to be exchanged in whole or in part for a beneficial interest in the Global Capital Security, then either (i) such Global. Capital Security shall be, so surrendered for exchange or cancellation as provided in this Article V or (ii) the aggregate Liquidation Amount thereof shall be reduced, subject to Section 5.02, or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the aggregate Liquidation Amount of such Other Capital Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of the Global Capital Security by the Clearing Agency and Clearing Agency Participants, accompanied by registration instructions executed by an Administrative Trustee on behalf of the Trust, the Property Trustee shall, subject to this Article V, countersign and make available for delivery any executed Capital Securities delivered to it issuable in exchange for such Global Capital Security (or any portion thereof) in accordance with the instructions of the Clearing Agency. The Property Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

          (d) The Clearing Agency or its nominee, as the registered owner of the Global Capital Security, shall be considered the Holder of the Capital Securities represented by the Global Capital Security for all purposes under this Declaration of Trust and the Capital Securities, and owners of beneficial interests in the Global Capital Security shall hold such interests pursuant to the Applicable Procedures and, except as otherwise provided herein, shall not be entitled to have any of the individual Capital Securities represented by the Global Capital Security registered in their names, shall not receive or be entitled to receive physical delivery of any such Capital Securities in definitive form and shall not be considered the Holders thereof under this Declaration of Trust. Accordingly, any such owner's beneficial interest in the Global Capital Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee. The Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration of Trust relating to the Global Capital Securities (including the payment of the Liquidation Amount of and Distributions on the Global Capital Securities and the giving of instructions or directions to Owners of Global Capital Securities) as the sole Holder of Global Capital Securities and shall have no obligations to the Owners thereof. Neither the Property Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency.

          (e) The rights of Owners of beneficial interests in the Global Capital Security shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such owners and the Clearing Agency. Neither the Clearing Agency nor its nominee will consent or vote with respect to the Capital Securities. Under its usual procedures, the Clearing Agency or its nominee would mail an Omnibus Proxy to the Trust as soon as possible after the relevant record date. The Omnibus Proxy assigns the consenting or voting rights of the Clearing Agency or its nominee to those Clearing Agency Participants, identified in a listing attached to such Omnibus Proxy, to whose accounts the Capital Securities are credited on such record date.

     SECTION 5.05.  Registration of Transfer and Exchange Generally; Certain
                    --------------------------------------------------------
Transfers and Exchanges; Capital Securities Certificates.
--------------------------------------------------------

          (a) The Property Trustee shall keep or cause to be kept at its Corporate Trust Office a register or registers for the purpose of registering Capital Securities Certificates and Common Securities Certificates and transfers and exchanges of Capital Securities Certificates and Common Securities Certificates in which the registrar and transfer agent with respect to the Capital Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates (subject to Section
5.11 in the case of Common Securities Certificates) and registration of transfers and exchanges of Capital Securities Certificates and Common Securities Certificates as herein provided. Such register is herein sometimes referred to as the "Securities Register." The Property Trustee is hereby appointed "Securities Registrar" for the purpose of registering Capital Securities and transfers of Capital Securities as herein provided.

The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Property Trustee also in its role as Securities Registrar.

     Upon surrender for registration of transfer of any Capital Security at the offices or agencies of the Property Trustee designated for that purpose, the Administrative Trustees shall execute, and the Property Trustee shall countersign and make available for delivery, in the name of the designated transferee or transferees, one or more new Capital Securities of any authorized denominations of like tenor and aggregate liquidation amount and bearing such restrictive legends as may be required by this Declaration of Trust.

     At the option of the Holder, Capital Securities may be exchanged for other Capital Securities of any authorized denominations, of like tenor and aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Declaration of Trust, upon surrender of the Capital Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, an Administrative Trustee shall execute and the Property Trustee shall countersign and make available for delivery the Capital Securities that the Holder making the exchange is entitled to receive.

     All Capital Securities issued upon any transfer or exchange of Capital Securities shall be the valid obligations of the Trust, entitled to the same benefits under this Declaration of Trust as the Capital Securities surrendered upon such transfer or exchange.

     Every Capital Security presented or surrendered for transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

     No service charge shall be made to a Holder for any transfer or exchange of Capital Securities, but the Property Trustee or the Securities Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities.

     Neither the Trust nor the Property Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of or exchange any Capital Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Capital Securities pursuant to Article IV and ending at the close of business on the day of such mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Capital Security so selected for redemption in whole or in part, except, in the case of any such Capital Security to be redeemed in part, any portion thereof not to be redeemed.

          (b)  Certain Transfers and Exchanges.  Subject to Section 5.04(c), but
               -------------------------------
notwithstanding any other provision of this Declaration of Trust, transfers and exchanges of Capital Securities and beneficial interests in a Global Capital Security shall be made only in accordance with this Section 5.05 (b) and Section 5.04(c).

          (i)  Non-Global Capital Security to Global Capital Security.  If the
               ------------------------------------------------------
Holder of an Other Capital Security (other than the Global Capital Security) wishes at any time to transfer all or any portion of such other Capital Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Global Capital Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Other Capital Security as provided in Section 5.05(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Global Capital Security in a specified liquidation amount not greater than the liquidation amount of such Other Capital Security be credited to a specified Clearing Agency Participant's account and (B) a Capital Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, then the Securities Registrar shall cancel such Other Capital Security (and issue a new Other Capital Security in respect of any untransferred portion thereof) as provided in Section 5.01(a) and increase the aggregate liquidation amount of the Global Capital Security by the specified liquidation amount as provided in Section 5.04(c).

          (ii)  Non-Global Capital Security to Non-Global Capital Security.  A
                ----------------------------------------------------------
Capital Security that is not a Global Capital Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Capital Security that is not a Global Capital Security as provided in Section 5.05(a).

          (iii) Exchanges Between Global Capital Security and Non-Global
                --------------------------------------------------------
Capital Security.  A beneficial interest in the Global Capital Security may be
----------------
exchanged for a Capital Security that is not a Global Capital Security as provided in Section 5.04.

     SECTION 5.06.  Mutilated, Destroyed, Lost or Stolen Trust Securities
                    -----------------------------------------------------
Certificates. Provided Definitive Capital Securities Certificates are issued, if
------------
(a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

     SECTION 5.07.  Persons Deemed Securityholders.  The Trustees or the
                    ------------------------------
Securities Registrar shall treat the Person in whose name any Trust Securities are issued as the owner of such Trust Securities for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

     SECTION 5.08.  Access to List of Securityholders' Names and Addresses.
                    ------------------------------------------------------
Each Owner of Trust Securities acknowledges that the Depositor, the Property Trustee, the Delaware Trustee or the Administrative Trustees may from time to time make reasonable use of information consisting of such Owner's name and address, including the furnishing of a list of such names and addresses as contemplated hereunder, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 5.09.  Maintenance of Office or Agency; Transfer Agent.  The
                    -----------------------------------------------
Administrative Trustees shall maintain an office or offices or agency or agencies where Definitive Capital Securities Certificates, if issued, may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities may be served. The Administrative Trustees initially designate Wilmington Trust Company, 1100 N. Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890, as its corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency. The Trust Company shall act as initial transfer agent for the Trust Securities.

     SECTION 5.10.  Appointment of Paying Agent.  The Paying Agent shall make
                    ---------------------------
Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the distributions referred to above. The Administrative Trustees may revoke such power and remove any Paying Agent if such Administrative Trustees determine in their sole discretion that such Paying Agent shall have failed to perform its obligations under this Declaration of Trust in any material respect. The Paying Agent shall initially be the Trust Company, and any co-paying agent chosen by the Trust Company and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Trust Company shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and, upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of

Sections 8.01, 8.03 and 8.06 herein shall apply to the Trust Company also in its role as Paying Agent, for so long as the Trust Company shall act as Paying Agent and to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Declaration of Trust to the Paying Agent shall include any co-paying agent, unless the context requires otherwise.

     SECTION 5.11.  Ownership of Common Securities by Depositor.  The Depositor
                    -------------------------------------------
shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Depositor into another corporation, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to
Section 8.01 of the Indenture, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE."

     SECTION 5.12.  Notices to Clearing Agency.  To the extent that a notice or
                    --------------------------
other communication to the Owners is required under this Declaration of Trust, for so long as Capital Securities are represented by a Global Securities Certificate, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to give duplicates thereof to the Owners.

     SECTION 5.13.  Rights of Securityholders.
                    -------------------------

          (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust, except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration of Trust. The Trust Securities shall have no preemptive or singular rights and, when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable. The Holders, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails, or the Holders of not less than 25% in principal amount of the outstanding Junior Subordinated Debt Securities fail, to declare the principal amount of all of the Junior Subordinated Debt Securities to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee with a copy to the Property Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Junior Subordinated Debt Securities shall become immediately due and payable; provided that the
                                                          --------
payment of principal and interest on such Junior Subordinated Debt Securities shall remain subordinated to the extent provided in the Indenture.

     At any time after such a declaration of acceleration with respect to the Junior Subordinated Debt Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, the holders of a majority in principal amount of the outstanding Junior Subordinated Debt Securities, by written notice to the Property Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

               (A) all overdue installments of interest (including any Additional Interest (as defined in the Indenture)) on all of the Junior Subordinated Debt Securities,

               (B) the principal of any Junior Subordinated Debt Securities that have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Junior Subordinated Debt Securities, and

               (C) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee, its agents and counsel; and

               (ii) all Events of Default with respect to the Junior Subordinated Debt Securities, other than the nonpayment of the principal of the Junior Subordinated Debt Securities that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Indenture.

     If such holders of the Junior Subordinated Debt Securities fail to annul any such declaration and waive such default, the Holders of Capital Securities representing a majority in aggregate Liquidation Amount of all the Outstanding Capital Securities shall also have the right to rescind and annul such declaration and its consequences by written notice to the Depositor, the Property Trustee and the Debenture Trustee, subject to the satisfaction of the conditions set forth in Clause (i) and (ii) of this Section 5.13(b).

     Should the holders of a majority in aggregate principal amount of the outstanding Junior Subordinated Debt Securities fail to take such actions, the Holders of a majority in aggregate Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision that, under the Indenture, cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debt Security. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Capital Securities all or part of which is represented by Global Capital Securities, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that, unless such declaration of
                                       --------
acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90 day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

          (c) For so long as any Capital Securities remain outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration of Trust and the Indenture, upon a Debenture Event of Default specified in Section 5.01(1) or 5.01(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to
Section 5.08 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest (including any Additional Interest) on Junior Subordinated Debt Securities having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities held by such Holder (a "Direct Action"). Except as set forth in Sections 5.13(b) and 5.13(c) hereof, the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the Holders of, or in respect of, the Junior Subordinated Debt Securities.

          (d) A Securityholder may institute a legal proceeding directly against the Guarantor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Trust or any person or entity.

                                  ARTICLE VI

                   Acts of Securityholders; Meetings; Voting
                   -----------------------------------------

     SECTION 6.01.  Limitations on Capital Securityholder's Voting Rights.
                    -----------------------------------------------------

          (a) Except as provided in this Declaration of Trust and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Capital Securityholders from time to time as partners or members of an association. Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the vote of the Common Securityholder. The right to vote to appoint, remove or replace the Administrative Trustees is vested exclusively in the Depositor as the Holder of the Common Securities.

          (b) So long as any Junior Subordinated Debt Securities are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Junior Subordinated Debt Securities, (ii) waive any past default that is waivable under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in aggregate Liquidation Amount of all Outstanding Capital Securities; provided,
                                                                    --------
however, that where a consent under the Indenture would require the consent of
-------
each holder of Junior Subordinated Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. The Property Trustee shall notify all Holders of the Capital Securities of any notice of default received from the Debenture Trustee with respect to the Junior Subordinated Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes as a result of such action and that such action would not cause the Trust to be classified as other than a grantor trust.

          (c) If any proposed amendment to this Declaration of Trust provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Trust Securities, whether by way of amendment to this Declaration of Trust or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the towns of this Declaration of Trust, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal.

     SECTION 6.02.  Notice of Meeting.  Notice of all meetings of the
                    -----------------
Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.09 to each Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     SECTION 6.03.  Meetings of Securityholders.  No annual meeting of
                    ---------------------------
Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Securityholders of record of 25% of the Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Securityholders to vote on any matters as to which Securityholders are entitled to vote.

     Securityholders of record of 50% of the Outstanding Securities (based upon their Liquidation Amount), present in person or represented by proxy, shall constitute a quorum at any meeting of Securityholders.

     If a quorum is present at a meeting, an affirmative vote by the Securityholders of record present, in person or by proxy, holding more than a majority of the Securities (based upon their Liquidation Amount) held by the Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration of Trust requires a greater number of affirmative votes.

     SECTION 6.04.  Voting Rights.  Securityholders shall be entitled to one
                    -------------
vote for each $25.00 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

     SECTION 6.05.  Proxies.  At any meeting of Securityholders, any
                    -------
Securityholder entitled to vote thereat may vote by proxy; provided that no
                                                           --------
proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

     SECTION 6.06.  Securityholder Action by Written Consent.  Any action that
                    ----------------------------------------
may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust) shall consent to the action in writing.

     SECTION 6.07.  Record Date for Voting and Other Purposes.  For the purposes
                    -----------------------------------------
of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution in respect of which a record date is not otherwise provided for in this Declaration of Trust, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

     SECTION 6.08.  Acts of Securityholders.  Any request, demand,
                    -----------------------
authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration of Trust to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration of Trust and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be provided by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Trustee receiving the same deems sufficient.

     The ownership of Trust Securities shall be proved by the Securities Registrar.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered. to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

     If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

     A Holder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust, any Trustee or any person or entity.

     SECTION 6.09.  Inspection of Records.  Upon reasonable notice to the
                    ---------------------
Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  ARTICLE VII

                        Representations and Warranties
                        ------------------------------

     SECTION 7.01.  Representations and Warranties of the Property Trustee and
                    ----------------------------------------------------------
the Delaware Trustee.  The Property Trustee and the Delaware Trustee, each
--------------------
severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

          (a) The Property Trustee is a corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Declaration of Trust.

          (b) the execution, delivery and performance by the Property Trustee of this Declaration of Trust have been duly authorized by all necessary corporate action on the ;part of the Property Trustee; and this Declaration of Trust has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of this Declaration of Trust by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

          (d) At the Closing Date, the Property Trustee has not knowingly created any liens or encumbrances on such Trust Securities.

          (e) No consent, approval or authorization of, or registration with or notice to, any state or federal authority is required for the execution, delivery or performance by the Property Trustee of this Declaration of Trust.

          (f) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration of Trust.

          (g) The execution, delivery and performance by the Delaware Trustee of this Declaration of Trust have been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Declaration of Trust has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' right generally and to general principles of equity and the discretion of the court regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (h) The execution, delivery and performance of this Declaration of Trust by the Delaware Trustee do not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

          (i) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration of Trust.

          (j) The Delaware Trustee is an entity that has its principal place of business in the State of Delaware.

     SECTION 7.02.  Representations and Warranties of Depositor.  The Depositor
                    -------------------------------------------
hereby represents and warrants for the benefit of the Securityholders that the Trust Securities Certificates issued at the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by an Administrative Trustee pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration of Trust, and the Securityholders will be, as of each such date, entitled to the benefits of this Declaration of Trust.

                                 ARTICLE VIII

                                 The Trustees
                                 ------------

     SECTION 8.01.  Certain Duties and Responsibilities.
                    -----------------------------------

          (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration of Trust and, in the case of the Property Trustee, by the Trust Indenture Act; provided, however, that the Property Trustee shall
                            --------  -------
not be subject to the provisions of the Trust Indenture Act until such time as this Declaration of Trust becomes qualified under the Trust Indenture Act. Notwithstanding the foregoing, no provisions of this Declaration of Trust shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Declaration of Trust relating to the conduct or affecting the liability of, or affording protection to, the Trustees shall be subject to the provisions of this Article. Nothing in this Declaration of Trust shall be construed to release an Administrative Trustee from liability for his own grossly negligent action, his own grossly negligent failure to act, or his own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

          (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration of Trust or, in the case of the Property Trustee, in the Trust Indenture Act, if applicable.

          (c) No provision of this Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration of Trust;

               (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Junior Subordinated Debt Securities and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration of Trust and the Trust Indenture Act;

               (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it, except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.01 and except to the extent otherwise required by law; and

               (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Declaration of Trust nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

     SECTION 8.02.  Events of Default Notices; Deferral of Interest Payment
                    -------------------------------------------------------
Notices.  Within five Business Days after the occurrence of any Event of Default
-------
actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.09, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived. The Depositor and the Administrative Trustees are required to file annually with the Property Trustee a certificate as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration of Trust.

     Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Junior Subordinated Debt Securities pursuant to the Indenture, the Administrative Trustee shall transmit, in the manner and to the extent provided in Section 10.09, notice of such exercise to the Securityholders and the Property Trustee, unless such exercise shall have been revoked.

     SECTION 8.03.  Certain Rights of Property Trustee.  Subject to the
                    ----------------------------------
provisions of Section 8.01:

          (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) if (i) in performing its duties under this Declaration of Trust the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions of this Declaration of Trust the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration of Trust, then, except as to any matter as to which the Securityholders are entitled to vote under the terms of this Declaration of Trust, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the

Depositor as to the course of action to be taken, and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such
           --------  -------
instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which, to the extent practicable, shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration of Trust as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

          (c) any direction or act of the Depositor or the Administrative Trustee contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers' Certificate;

          (d) whenever in the administration of this Declaration of Trust, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees (which Officers' Certificate will be evidence only for purposes of determining entitlement to indemnification of the Property Trustee from the Depositor but not with respect to any liability to Securityholders);

          (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, re-filing or re-registration thereof;

          (f) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon, and, in accordance with such advice, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

          (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any of the Securityholders pursuant to this Declaration of Trust, unless such Securityholders shall have offered to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

          (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

          (i) the Property Trustee may execute any of its trusts or powers hereunder or perform any of its duties hereunder either directly or by or through its agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed by it with due care hereunder;

          (j) whenever in the administration of this Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

          (k) except as otherwise expressly provided by this Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust;

          (l) when the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally; and

          (m) the Property Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee receives written notice of such event from Securityholders holding at least 250 of the Outstanding Trust Securities (based upon Liquidation Amount).

     No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     SECTION 8.04.  Not Responsible for Recitals.  The recitals contained herein
                    ----------------------------
and in the Trust Securities Certificates shall be taken as the statements of Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Junior Subordinated Debt Securities.

     SECTION 8.05.  May Hold Securities.  Except as provided in the definition
                    -------------------
of the term "Outstanding" in Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.08 and 8.13, may otherwise deal with the Trust with the same rights that it would have if it were not a Trustee or such other agent.

     SECTION 8.06.  Compensation, Indemnity Fees.  Pursuant to Section 10.06 of
                    ----------------------------
the Indenture, the Depositor, as borrower on the Junior Subordinated Debt Securities, agrees:

          (a) to pay to the Trustees from time to time such compensation as shall from time to time be agreed to in writing by the Depositor and the respective Trustees for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) to the fullest extent permitted by applicable law and except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration of Trust (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable (i) to the negligence or willful misconduct of the Property Trustee, and (ii) to the gross negligence or willful misconduct of any of the other Trustees;

          (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless each Trustee and any employee or agent of the Trust or its Affiliates (each referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration of Trust, except that (i) the Property Trustee shall not be entitled to be indemnified in respect of any loss, damage or claim incurred by the Property Trustee by reason of negligence or willful misconduct with respect to such acts or omissions, and
(ii) no other Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions; and

          (d) to the fullest extent permitted by applicable law, to advance expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Depositor of (i) a written affirmation by or on behalf of the Indemnified Person of its or his good faith belief that it or he has met the standard of conduct set forth in this Section 8.06 and (ii) an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

     The provisions of this Section 8.06 shall survive the termination of this Declaration of Trust or the earlier resignation or removal of any Trustee.

     No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.06.

     The Depositor and any Trustee (in the case of the Property Trustee, subject to Section 8.08 hereof) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and none of the Trust, the Holders, the Depositor or any such Trustee shall have any rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust, even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

     SECTION 8.07.  Corporate Property Trustee Required; Eligibility of
                    ---------------------------------------------------
Trustees.

          (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank or trust company and eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50 million. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereafter specified in this Article; provided, however, that the Property Trustee need not qualify under the
         --------  -------
Trust Indenture Act until such time as this Declaration of Trust is qualified under the Trust Indenture Act.

          (b) There shall at all times be one or more Administrative Trustees hereunder. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

          (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware, and that otherwise meets the requirements of applicable Delaware law, that shall act through one or more persons authorized to bind such entity.

     SECTION 8.08.  Conflicting Interests.  If the Property Trustee has or shall
                    ---------------------
acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration of Trust.

     SECTION 8.09.  Co-Trustees and Separate Trustee.  Unless an Event of
                    --------------------------------
Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

     Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (a) The Trust Securities shall be executed and made available for delivery, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder shall be exercised solely by such Trustees and not by such co-trustee or separate trustee.

          (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

          (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

          (e) The Property Trustee shall not be required to supervise any co-trustee or separate trustee, nor shall it be liable by reason of any act of a co-trustee or separate trustee or any employees or agents of a co-trustee or separate trustee.

          (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     SECTION 8.10.  Resignation and Removal; Appointment of Successor.  No
                    -------------------------------------------------
resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

     Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation or removal, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

     Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority in Liquidation Amount of the Outstanding Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by Act of the Common Securityholder at any time.

     If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees and the retiring Trustee shall comply with the applicable requirements of

Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Event of Default shall have occurred and be continuing, the Capital Securityholders, by Act of the Capital Securityholders of a majority in Liquidation Amount of the Capital Securities then outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when a Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to such Administrative Trustee, shall promptly appoint a successor Administrative Trustee or Administrative Trustees and such successor Administrative Trustee or Trustees shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Securityholder or the Capital Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

     The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.08 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

     Notwithstanding the foregoing or any other provision of this Declaration of Trust, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies, or becomes, in the opinion of the Depositor, incompetent or incapacitated, or, in the case of an Administrative Trustee, ceases to be an employee of the Depositor, the vacancy created by such death, incompetence, incapacity or ceasing to be an employee of the Depositor may be filled by (a) the unanimous act of remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or Delaware Trustee, as the case may be, set forth in Section 8.07).

     SECTION 8.11.  Acceptance of Appointment by Successor.  In the case of the
                    --------------------------------------
appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee any instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become vested with the rights, powers, trusts and duties of the retiring Trustee, but, on the request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and, if the Property Trustee is the resigning Trustee, the Property Trustee shall duly assign, transfer and deliver to the successor Property Trustee all Trust Property and money held by such retiring Property Trustee hereunder.

     In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration of Trust as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees of the same trust and that each such Relevant Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Relevant Trustee; and, upon the execution and delivery of such amendment, the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein, and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

     Upon written request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Relevant Trustee shall accept its appointment unless, at the time of such acceptance, such successor Relevant Trustee shall be qualified and eligible under this Article.

     SECTION 8.12.  Merger, Conversion Consolidation or Succession to Business.
                    ----------------------------------------------------------
Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     SECTION 8.13.  Preferential Collection of Claims Against Depositor or
                    ------------------------------------------------------
Trust. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

     Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 8.14.  Reports by Property Trustee.  Upon qualification of this
                    ---------------------------
Declaration of Trust under the Trust Indenture Act,

          (a) Not later than the last calendar day in February of each year commencing with the last calendar day in February of 1999, the Property Trustee shall transmit to all Securityholders in accordance with Section 10.09, and to the Depositor, a brief report dated as of the prior December 31 with respect to:

               (i) its eligibility under Section 8.07 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under such Section, a written statement to such effect; and

               (ii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder that it has not previously reported and that in its opinion materially affects the Trust Securities.

          (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Declaration of Trust as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (c) A copy of each such report shall, at the time of such transmission to the Holders, be filed with the Commission and with the Depositor.

     SECTION 8.15.  Reports to the Property Trustee.  Upon qualification of this
                    -------------------------------
Declaration of Trust under the Trust Indenture Act, the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     SECTION 8.16.  Evidence of Compliance with Conditions Precedent.  Upon
                    ------------------------------------------------
qualification of this Declaration of Trust under the Trust Indenture Act, each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration of Trust that relate to any of the matters set forth in Section 314 (c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

     SECTION 8.17.  Number of Trustees.
                    ------------------

          (a)  The number of Trustees shall be four (4); provided that the
                                                         --------
Holder of all of the common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

          (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 8.10.

          (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.

     SECTION 8.18.  Delegation of Power.
                    -------------------

          (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration of Trust, as set forth herein.

                                  ARTICLE IX

                      Termination, Liquidation and Merger
                      -----------------------------------

     SECTION 9.01.  Termination Upon Expiration Date; Termination Upon Special
                    ----------------------------------------------------------
Event.  Unless earlier terminated, the Trust shall automatically terminate on
-----
May 5, 2038 (the "Expiration Date"), following the distribution of the Trust Property in accordance with Section 9.04.

     SECTION 9.02.  Early Termination.  The first to occur of any of the
                    -----------------
following events is an "Early Termination Event":

          (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor or the Holder of the Common Securities;

          (b) the written direction to the Property Trustee from the Depositor, as borrower with respect to the Junior Subordinated Debt Securities, at any time (which direction is optional and wholly within the discretion of the Depositor, subject to receipt of prior approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve (including upon the occurrence and continuation of a Tax Event or a Capital Treatment Event in respect of the Trust)) to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, distribute a Like Amount of the Junior Subordinated Debt Securities to Securityholders;

          (c) the redemption or conversion of all of the Trust Securities in connection with the redemption or conversion of all of the Junior Subordinated Debt Securities (including upon the occurrence and continuation of a Tax Event or a Capital Treatment Event pursuant to Section 11.07(b) of the Indenture); and

          (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

     SECTION 9.03.  Termination.  The respective obligations and
                    -----------
responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the payment of any expenses owed by the Trust, (b) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities, and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

     SECTION 9.04.  Liquidation.
                    -----------

          (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.02 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Junior Subordinated Debt Securities, subject to Section 9.04(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 90 days prior to the Liquidation Date to each Holder at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

               (i) state the Liquidation Date (which, in the case of any liquidation following the occurrence of a Special Event, shall not be more than 90 days following such occurrence);

               (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities; and

               (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debt Securities, or, if Section 9.04(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

          (b) Except where Section 9.02(c) or 9.04(d) applies, in order to effect the liquidation of the Trust and distribution of the Junior Subordinated Debt Securities to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debt Securities in exchange for the outstanding Trust Securities Certificates.

          (c) Except where Section 9.02(c) or 9.04(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Junior Subordinated Debt Securities will be issued to Holders, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities accruing interest at the rate provided for in the Junior Subordinated Debt Securities from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (or until such certificates are so surrendered, no payments of interest or principal will be made to the Holders of Trust Securities Certificates with respect to such Junior

Subordinated Debt Securities) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Junior Subordinated Debt Securities upon surrender of Trust Securities Certificates.

          (d)  In the event that, notwithstanding the other provisions of this
Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debt Securities in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Capital Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities, and no payments shall be made with respect to the Common Securities until Holders of Capital Securities have been paid in full. Any such determination and liquidation by the Property Trustee shall be conclusive upon the Securityholders and the Property Trustee shall have no liability in connection therewith.

     SECTION 9.05.  Mergers, Consolidations, Amalgamations or Replacements of
                    ---------------------------------------------------------
the Trust.  The Trust may not merge with or into, consolidate, amalgamate, or be
---------
replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.05. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Capital Securities, the Property Trustee or the Delaware Trustee, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, however, that (i) such
                                               --------  -------
successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Junior Subordinated Debt Securities, (iii) the Successor Securities (if Capital Securities are listed or traded, or any successor Securities will be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Capital Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose identical and limited to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act and (viii) the Depositor or any permitted successor or assignee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as an association taxable as a corporation or as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE X

                           Miscellaneous Provisions
                           ------------------------

     SECTION 10.01. Limitation of Rights of Securityholders.  The death,
                    ---------------------------------------
incapacity, liquidation, dissolution, termination or bankruptcy of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration of Trust, or entitle the legal representatives or heirs of such person, or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     SECTION 10.02. Liability of the Depositor.  The Depositor, as borrower with
                    --------------------------
respect to the Junior Subordinated Debt Securities, shall be liable for all the debts and obligations of the Trust (other than with respect to payments of principal, interest, or premium, if any, on the Trust Securities) to the extent not satisfied out of the Trust's assets.

     SECTION 10.03. Amendment.
                    ---------

          (a) This Declaration of Trust may be amended from time to time by the Property Trustee, the Administrative Trustees and the Depositor, without the consent of any Securityholders (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration of Trust that shall not be inconsistent with the other provisions of this Declaration of Trust; or (ii) to modify, eliminate or add to any provisions of this Declaration of Trust to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust or as other than an association taxable as a corporation at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any amendments of this Declaration of Trust shall become effective when notice thereof is given to the Securityholders.

          (b) Except as provided in Section 10.02(c), any provision of this Declaration of Trust may be amended by the Trustees and the Depositor with (i) the consent of Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust or as other than an association taxable as a corporation for United States federal income tax purposes or the Trust's exemption from the status of an investment company under the 1940 Act.

          (c) In addition to and notwithstanding any other provision in this Declaration of Trust, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.08), this Declaration of Trust may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date. Notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.03 or 6.08), this paragraph (c) of this Section 10.02 may not be amended.

          (d) Notwithstanding any other provisions of this Declaration of Trust, no Trustee shall enter into or consent to any amendment to this Declaration of Trust that would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust or as other than an association taxable as a corporation for United States federal income tax purposes.

          (e) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Depositor this Declaration of Trust may not be amended in a manner that imposes any additional obligation on the Depositor.

          (f) Notwithstanding any other provision of this Declaration of Trust, no amendment to this Declaration of Trust may be made if, as a result of such amendment, it would cause the Trust to fail to be classified as a grantor trust or as other than an association taxable as a corporation for United States federal income tax purposes.

          (g) In the event that any amendment to this Declaration of Trust is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

          (h) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration of Trust that affects its own rights, duties or immunities under this Declaration of Trust or would otherwise expose the Property Trustee to any liability or be contrary to applicable law. The Property Trustee shall be entitled to receive an Officers' Certificate stating that any amendment to this Declaration of Trust is in compliance with this Declaration of Trust.

     SECTION 10.04. Separability.  In case any provision in this Declaration of
                    ------------
Trust or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 10.05. Governing Law.  This Declaration of Trust and the rights and
                    -------------
obligations of each of the Securityholders, the Trust and the Trustees with respect to this Declaration of Trust and the Trust Securities shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of laws principles. The provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code shall not apply to this Trust.

     SECTION 10.06. Payments Due on Non-Business Day.  If the date fixed for any
                    --------------------------------
payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Section 4.02(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

     SECTION 10.07. Successors.  This Declaration of Trust shall be binding upon
                    ----------
and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article VI of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

     SECTION 10.08. Headings.  The Article and Section headings are for
                    --------
convenience only and shall not affect the construction of this Declaration of Trust.

     SECTION 10.09. Reports, Notices and Demands.  Any report, notice, demand or
                    ----------------------------
other communication that, by any provision of this Declaration of Trust, is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Capital Securityholder, to such Capital Securityholder as such Securityholder's name and address may appear on the Securities Register, and (b) in the case of the Common Securityholder or the Depositor, to

Commonwealth Bankshares, Inc., 403 Boush Street, Norfolk, Virginia 23510, facsimile no.: (757) 446-6929. Any notice to Capital Securityholders may also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

     Any notice, demand or other communication that by any provision of this Declaration of Trust is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to Wilmington Trust Company, 1100 N. Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890, facsimile no.: (302) 651-8882; (b) with respect to the Delaware Trustee to Wilmington Trust Company, 1100 N. Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890, facsimile no.: (302) 651-8882; and (c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Administrative Trustees of Commonwealth Bankshares Capital Trust I." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

     SECTION 10.10. Agreement Not to Petition.  Each of the Trustees and the
                    -------------------------
Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Laws. In the event the Depositor takes action in violation of this Section 10.10, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.10 shall survive the termination of this Declaration of Trust.

     SECTION 10.11. Trust Indenture Act; Conflict with Trust Indenture Act.
                    ------------------------------------------------------
This Declaration of Trust will be qualified under the Trust Indenture Act. By its terms, this Declaration of Trust incorporates certain provisions of the Trust Indenture Act.

          (a) This Declaration of Trust is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration of Trust and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

          (c) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Declaration of Trust by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Declaration of Trust modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration of Trust as so modified or excluded, as the case may be.

          (d) The application of the Trust Indenture Act to this Declaration of Trust shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 10.12. Acceptance of Terms of Declaration of Trust, Guarantee and
                    ----------------------------------------------------------
Indenture.  THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST
---------
THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ABSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL OF THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

     SECTION 10.13. Execution in Counterparts.  This instrument may be executed
                    -------------------------
in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     WITNESS the following signatures:

                              COMMONWEALTH BANKSHARES, INC.,
                              as Depositor


                             By:_________________________________________
                             Name: Edward J. Woodard, Jr.
                                  ---------------------------------------
                             Title:  Chairman of the Board, President and Chief
                                   --------------------------------------------
                                     Executive Officer
                                     -----------------

                             WILMINGTON TRUST COMPANY
                             (as Delaware Trustee and not in its individual capacity)


                             By:_________________________________________
                             Name:  Donald G. MacKelcan
                                  ---------------------------------------
                             Title:  Assistant Vice President
                                   --------------------------------------


                             ____________________________________________
                             Edward J. Woodard, Jr., as Administrative Trustee


                             ____________________________________________
                             John H. Gayle, as
                             Administrative Trustee

                                                                       EXHIBIT A

                            CERTIFICATE OF TRUST OF
                    COMMONWEALTH BANKSHARES CAPITAL TRUST I

     THIS CERTIFICATE OF TRUST of Commonwealth Bankshares Capital Trust I (the "Trust"), dated as of November __, 2000, is being duly executed and filed by Wilmington Trust Company, a Delaware corporation, as trustee, Edward J. Woodard, Jr., an individual, as trustee, and John H. Gayle, an individual, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).
     ------

     1.   Name.  The name of the business trust formed hereby is Commonwealth
          ----
Bankshares Capital Trust I.

     2.   Delaware Trustee.  The name and business address of the trustee of the
          ----------------
Trust with a principal place of business in the State of Delaware are as follows: Wilmington Trust Company, 1100 N. Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890.

     3.   Effective Date.  This Certificate of Trust shall be effective upon
          --------------
filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first written above.

                              WILMINGTON TRUST COMPANY, not in its
                              individual capacity but solely as trustee


                              By: __________________________________________
                              Name: ________________________________________
                              Title:________________________________________


                              ______________________________________________
                              Edward J. Woodard, Jr., as Trustee


                              ______________________________________________
                              John H. Gayle, as Trustee

                                                                       EXHIBIT B

     IF THE CAPITAL SECURITIES CERTIFICATE IS TO BE A GLOBAL SECURITIES CERTIFICATE, INSERT -- [This Convertible Preferred Securities Certificate is a Global Capital Securities Certificate within the meaning of the Declaration of Trust hereafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Convertible Preferred Securities Certificate is exchangeable for Convertible Preferred Securities Certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration of Trust, and no transfer of this Convertible Preferred Securities Certificate (other than a transfer of this Convertible Preferred Securities Certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Declaration of Trust.

     Unless this Convertible Preferred Securities Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New
York) to Commonwealth Bankshares Capital Trust I or its agent for registration of transfer, exchange or payment, and any Convertible Preferred Securities Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     NO EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THIS CONVERTIBLE PREFERRED SECURITIES CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS CONVERTIBLE PREFERRED SECURITIES CERTIFICATE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT IT EITHER (A) IS NOT A PLAN OR A PLAN ASSET ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN, OR (B) IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 WITH RESPECT TO SUCH PURCHASE OR HOLDING.

                              Liquidation Amount of
Certificate Number            Convertible Preferred Securities
                              $______________

                              CUSIP NO. [     ]

         Certificate Evidencing Commonwealth Bankshares Capital Trust I
                 $___________ Convertible Preferred Securities
         (Liquidation Amount $25.00 per Convertible Preferred Security)

     Commonwealth Bankshares Capital Trust I, a statutory business trust formed under the laws of the state of Delaware (the "Trust"), hereby certifies that _____________________ (the "Holder") is the registered owner of
________________________ (___________) Convertible Preferred Securities of the
Trust in an aggregate liquidation amount of $____________, representing an undivided beneficial interest in the assets of the Trust and designated Commonwealth Bankshares Capital Trust I Convertible Preferred Trust Securities (Liquidation Amount $25.00 per Convertible Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 5.05 of the Declaration of Trust (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust, dated as of _______________, 2000, as the same may be amended from time to time (the "Declaration of Trust"), between Commonwealth Bankshares, Inc., as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrative Trustees named therein, including the designation of the terms of the Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Commonwealth Bankshares, Inc., a Virginia corporation, and Wilmington Trust Company, as Guarantee Trustee, dated as of ______________, 2000 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration of Trust and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Terms used but not defined herein have the meanings set forth in the Declaration of Trust. The Declaration of Trust and this Preferred Security shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles thereof.

     The Preferred Securities shall be convertible into shares of Common Stock, through (a) the exchange of Preferred Securities for an appropriate principal amount of Junior Subordinated Debt Securities and (b) the immediate conversion of such Junior Subordinated Debt Securities into shares of Common Stock, in the manner and according to the terms set forth in the Declaration of Trust and in the Indenture. The conversion rights of the Holders of Preferred Securities are subject to termination at the option of Commonwealth Bankshares, Inc. on and after January 15, 2004, subject to and upon satisfaction of certain conditions set forth in the Declaration of Trust and in the Indenture.

     Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this Certificate this ____ day of ______________.

                              COMMONWEALTH BANKSHARES
                              CAPITAL TRUST I


                              By:___________________________________
                              Name:_________________________________
                              Title:    Administrative Trustee


                              COUNTERSIGNED AND REGISTERED:

                              WILMINGTON TRUST COMPANY, as
                              Property Trustee


                              By:___________________________________
                                         Authorized Signatory

                              Dated:

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

        (Insert assignee's social security or tax identification number)

                   (Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:__________________

                         Signature______________________________________________
                                  (Sign exactly as your name appears on the other side of this Preferred Security Certificate)


_______________________________________
The signatures) should be guaranteed by
an eligible guarantor institution
(banks, stockbrokers, savings and loan
associations and credit unions with
membership in an approved signature
guarantee medallion program), pursuant
to SEC Rule 17Ad-15.

                                                                       EXHIBIT C

                     THIS CERTIFICATE IS NOT TRANSFERABLE

                                      Liquidation Amount of
Certificate Number                    Common Securities
                                      $_______________

             Certificate Evidencing Convertible Common Securities
                                      of
                    Commonwealth Bankshares Capital Trust I

                               Common Securities
                (Liquidation Amount $25.00 per Common Security)

     Commonwealth Bankshares Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Commonwealth Bankshares, Inc. (the "Holder") is the registered owner of ______________________________ (_________) common securities of the Trust representing beneficial interests of the Trust and designated the Convertible Common Securities (Liquidation Amount $25.00 per Common Security) (the "Common Securities"). Except as provided in Section 5.11 of the Declaration of Trust (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust, dated as of ________________, 2000, as the same may be amended from time to time (the "Declaration of Trust"), between Commonwealth Bankshares, Inc., as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company as Delaware Trustee, and the Administrative Trustees named therein, including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Declaration of Trust to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Terms used but not defined herein have the meanings set forth in the Declaration of Trust. The Declaration of Trust and this Common Security shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles thereof.

     The Common Securities shall be convertible into shares of Common Stock, through (a) the exchange of Common Securities for an appropriate principal amount of Junior Subordinated Debt Securities and (b) the immediate conversion of such Junior Subordinated Debt Securities into shares of Common Stock, in the manner and according to the terms set forth in the Declaration of Trust and in the Indenture. The conversion rights of the Holders of Common Securities are subject to termination at the option of Commonwealth Bankshares, Inc. on and after January 15, 2004, subject to and upon satisfaction of certain conditions set forth in the Declaration of Trust and in the Indenture.

     Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ____ day of ______________.


                              COMMONWEALTH BANKSHARES
                              CAPITAL TRUST I

                              By:_______________________________
                              Name:_____________________________
                              Title:  Administrative Trustee


                              COUNTERSIGNED AND REGISTERED:

                              WILMINGTON TRUST COMPANY, as
                              Property Trustee


                              By:_______________________________
                                      Authorized Signatory

                              Dated: